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                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION

                          AMENDMENT NO.3 TO AMENDED AND
                     RESTATED RECEIVABLES PURCHASE AGREEMENT

      THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of May 6, 2005, is entered into among YORK INTERNATIONAL CORPORATION, a Delaware corporation ("York"), YORK RECEIVABLES FUNDING LLC, a Delaware limited liability company (the "Company"), THE BANK OF TOKYO-MITSUBISHI, LTD., New York Branch, as Administrator, and the members of the various Purchaser Groups signatory hereto.

                                    RECITALS

      The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of May 17, 2004 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"); and

      The parties hereto desire to amend the Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Agreement shall have the same meanings herein as therein defined (or defined by reference therein).

      2. Amendments to the Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of this Amendment, the Agreement shall be amended as follows:

            2.1 Section 1.1(a) of the Agreement is hereby amended by deleting the phrase ", but solely in the case of purchases (and not reinvestments), subject to the related Funding Plan" therein.

            2.2 Section 1.2(a) of the Agreement is hereby amended by replacing the phrase "three Business Days" therein with the phase "two Business Days".

            2.3 Section 1.2(b) of the Agreement is hereby amended by replacing the number "xxx" therein with the number "xxx".

            2.4 Section 1.4(f) of the Agreement is hereby amended by deleting the phrase ", but subject to the related Funding Plan for the applicable calendar month" therein.

            2.5 Section 1.4(f)(i)(B) of the Agreement is hereby amended by replacing the phrase "three Business Days" therein with the phase "two Business Days".

            2.6 Section 3.3 of the Agreement is hereby deleted in its entirety.

            2.7 Section 4.1(e) of the Agreement is hereby deleted in its entirety.

            2.8 The definition of "Funding Plan" in Exhibit I of the Agreement is hereby deleted in its entirety.

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            2.9 The definition of "Gotham CP Rate" in Exhibit I of the Agreement is hereby amended and restated in its entirety to read as follows:

            ""Gotham CP Rate" means, with respect to Gotham for any Yield Period with respect to any Portion of Investment, the per annum rate calculated by its Purchaser Agent to reflect Gotham's cost of financing such Portion of Investment, taking into account the "weighted average cost" (as defined below) related to the issuance of Gotham's Notes that are allocated, in whole or in part, by Gotham (or by its Purchaser Agent) to fund or maintain such Portion of Investment (and which may also be allocated in part to the funding of other Portions of Investment hereunder or of other assets of Gotham); provided, however, that if any component of such rate is a discount rate, in calculating the "Gotham CP Rate" for such Portion of Investment for such Yield Period, Gotham shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, Gotham's "weighted average cost" shall consist of (x) the actual interest rate (or discount) paid to purchasers of Gotham's Notes (including, without limitation, any costs associated with financing the discount or interest component on the roll-over of any of Gotham's Notes), together with any and all commissions in respect of its placement agents and commercial paper dealers, and issuing and paying agent fees incurred, in respect of such Notes, to the extent such amounts are allocated, in whole or in part, to such Notes by Gotham (or by its Purchaser Agent) and (y) any incremental carrying costs incurred with respect to Gotham's Notes maturing on dates other than those on which corresponding funds are received by Gotham and any other costs and expenses as the Purchaser Agent in good faith deems appropriate (including, without limitation, any costs and expenses associated with funding small or odd-lot amounts or with respect to any related receivable purchase, credit and other investment facilities). Notwithstanding the foregoing, the "Gotham CP Rate" for any day while a Termination Event exists shall be an interest rate equal to 2% above the Gotham Base Rate in effect on such day. The Gotham CP Rate shall be determined by the its Purchaser Agent, whose determination shall be conclusive."

            2.10 Section 1(j) of Exhibit II to the Agreement is hereby amended by deleting the phrase "and a Funding Plan for the calendar month during which the Closing Date occurs" therein.

            2.11 Section 2(a) of Exhibit II to the Agreement is hereby amended by deleting the phrase "a Funding Plan," therein.

            2.12 Clause (Q) of Exhibit V to the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(g) (i) (A) the Default Ratio shall exceed 4.00%, or (B) the Delinquency Ratio shall exceed 15.00% or (C) the Current Days' Sales Outstanding shall exceed 50 days or (ii) the average for three consecutive calendar months of (A) the Default Ratio shall exceed 3.5%, (B) the Delinquency Ratio shall exceed 13.50%, or (C) the Dilution Ratio shall exceed 7.25%;"

            2.13 Schedule II to the Agreement is hereby amended and restated in its entirety to read as the attached Schedule II.

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      3. Representations and Warranties. Each of York and the Company hereby represents and warrants to the other parties hereto as follows:

            (a) Representations and Warranties. The representations and warranties contained in Section 2.1 of the Agreement (and the Exhibits referred to therein) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); provided, that York and the Company are hereby confirming only their own respective representations and warranties contained in Section
      2.1 of the Agreement (and the Exhibits referred to therein).

            (b) Enforceability. The execution and delivery by each of York and the Company of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the York's and the Company's valid and legally binding obligations, enforceable in accordance with their terms.

            (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

      4. Waiver; Consent; Effect of Amendment. Each of the Administrator and the Majority Purchasers, by executing and delivering a counterpart of this Amendment, hereby waives any Unmatured Termination Event or Termination Event directly resulting from the failure of Lock-Box Account numbers xxx, xxx and xxx to be the subject of a Lock-Box Agreement prior to the effectiveness of this Amendment, as required by Sections 1(j) and 2(h) of Exhibit IV to the Agreement. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof', "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

      5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of (i) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, (ii) executed copies of that certain Second Amendment to Amended and Restated Account Control Agreement, dated as of April 21, 2005, among York, the Company, the Administrator and Wachovia Bank, National Association and (iii) executed copies of that certain First Amendment to Amended and Restated Letter Agreement, dated as of May 2, 2005, among York, the Company, the Administrator, National City Bank of Pennsylvania, National City Bank and National City Bank of The Midwest, in each case in form and substance satisfactory to the Administrator in its sole discretion.

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      6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

      8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        YORK RECEIVABLES FUNDING LLC

                                             By:
                                             Name:
                                             Title:

                                        YORK INTERNATIONAL CORPORATION

                                             By:
                                             Name:
                                             Title:

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                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH, as Administrator and as
                                        Gotham Purchaser Agent

                                             By:
                                             Name:
                                             Title:

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH, as a Related Committed
                                        Purchaser

                                             By:
                                             Name:
                                             Title:

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                                        GOTHAM FUNDING CORPORATION, as a
                                        Conduit Purchaser

                                             By:
                                             Name:
                                             Title:

                                        LIBERTY STREET FUNDING CORP., as a
                                        Conduit Purchaser

                                             By:
                                             Name:
                                             Title:

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                                      THE BANK OF NOVA SCOTIA, as Liberty Street
                                      Purchaser Agent and a Related Committed
                                      Purchaser

                                             By:
                                             Name:
                                             Title:

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                                                                     Schedule II

                                   SCHEDULE II
                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

Lock-Box Bank                           Lock-Box(es)     Account
-------------                           ------------     -------


                                          Amendment No.3 to Amended and Restated
                                                  Receivables Purchase Agreement

                                       S-3